UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

MACKINAC FINANCIAL CORPORATION

(Previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

Michigan	0-20167	38-2062816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 South Cedar Street, Manistique, MI	49854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 343-8147

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 27, 2013, Mackinac Financial Corporation announced today that it received required regulatory approval to redeem $7.0 million of its $11.0 million preferred stock. The 7,000 shares with a par value of $1,000 per share are now eligible to be redeemed from third-parties that purchased the preferred from the United States Treasury when auctioned in August 2012. The actual redemption price(s) and effective date of the redemption(s) have not yet been determined.  The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

No.	Description

99	Press Release of Mackinac Financial Corporation dated March 27, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mackinac Financial Corporation
(Registrant)

March 27, 2013	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

No.	Description

99	Press Release of Mackinac Financial Corporation dated March 27, 2013.